                           SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. ________)

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant /_/
     Check the appropriate box:
     /_/ Preliminary Proxy Statement
     /_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-
        6(e)(2))
     /X/ Definitive Proxy Statement
     /_/ Definitive Additional Materials
     /_/ Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

Gold Banc Corporation, Inc.
-----------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.
     /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

     (1) Title of each class of securities to which transaction applies:

         _____________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         _____________________________________________________________________

     (5) Total fee paid:

         _____________________________________________________________________

     /_/ Fee paid previously with preliminary materials.

     /_/ Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________________

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         ____________________________________________________________________

     (4) Date Filed:

         _____________________________________________________________________

                                    [LOGO]

                           GOLD BANC CORPORATION, INC.

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held April 30, 1997

     Notice is hereby given that the Annual Meeting of Stockholders of Gold Banc Corporation, Inc. (the "Company") will be held in Pavilion I at the Ritz Carlton, 401 Ward Parkway, County Club Plaza, Kansas City, Missouri, on the
30th day of April, 1997, at 9:00 a.m. for the following purposes:

     1.  To elect two Class I Directors to serve for a term of three years.

     2. To approve an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock.

     3. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the 1997 fiscal year.

     4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 18, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON. WE LOOK FORWARD TO SEEING YOU AT THE MEETING.

                                    By Order of the Board of Directors,


                                    Keith E. Bouchey
                                    Corporate Secretary
Leawood, Kansas
March 24, 1997

                        GOLD BANC CORPORATION, INC.
                             11301 Nall Avenue
                           Leawood, Kansas 66211


                               PROXY STATEMENT
                                     for
                        Annual Meeting of Stockholders
                          to be held April 30, 1997

                               GENERAL INFORMATION

     This proxy statement is being furnished on or about March 24, 1997, in connection with the solicitation of proxies by the Board of Directors of Gold Banc Corporation, Inc., a Kansas corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held in Pavilion I at the Ritz Carlton, 401 Ward Parkway, County Club Plaza, Kansas City, Missouri, at 9:00 a.m. on Wednesday, April 30, 1997, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. In order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting, proxies are being solicited by the Company's Board of Directors. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies, in accordance with the stockholder's directions. A stockholder may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter.

     Employees of the Company and its affiliates who participate in the Gold Banc Corporation, Inc. Employee Stock Ownership Plan and Trust may vote shares of common stock of the Company credited to their account by instructing Mercantile Bank of Topeka, Kansas, the trustee of the plan. The proxy card will serve as the instruction card. The trustee will vote such shares in accordance with duly executed instructions received by April 23, 1997. Shares credited to a participant's account for which no instructions are received will be voted by the trustee at its discretion. Each participant may revoke previously given voting instructions by April 23, 1997 by filing with the trustee a written notice to that effect.

     The enclosed proxy may be revoked at any time before it is voted by (i) so notifying the Secretary of the Company, (ii) exercising a proxy of a later date and delivering such later proxy to the Secretary of the Company prior to the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

     The Company will bear the cost of solicitation of proxies, which will be principally conducted by the use of the mails; however, certain officers of the Company may also solicit proxies by telephone, telegram or personal interview. Such expense may also include ordinary charges and expenses of brokerage firms and others, for forwarding soliciting material to beneficial owners.

     On March 18, 1997, the record date for determining stockholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote 4,300,000 shares of common stock, par value $1.00 per share
(the "Common Stock"). Each outstanding share of Common Stock entitles the record holder to one vote.

           CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

     The following table sets forth information as of February 28, 1997, concerning the shares of Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (ii) each of the directors of the Company,
(iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and senior officers of the Company as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power over the shares listed.

Name and Address of              Number of Shares      Percentage of Shares
Beneficial Owner                 Beneficially Owned    Beneficially Owned
-------------------------------  --------------------  -----------------------

Michael W. Gullion(1)..........  941,181               21.89%
11301 Nall Avenue
Leawood, Kansas  66221

Betty J. Dam(2)................  262,974                6.12%
1506 Calhoun
Marysville, Kansas  66508

William Wallman(3).............  214,901                5.00%
538 W. Mary
Beatrice, Nebraska  68310

Allen D. Petersen(3)...........  171,828                4.00%
1220 W. County Line Road
Barrington Hills, Illinois 60010

William F. Wright(3)...........  171,826                4.00%
1431 Stratford Court
Del Mar, California  92014

Keith E. Bouchey(4)............   29.058                   *
11301 Nall Avenue
Leawood, Kansas  66211

D. Michael Browne..............   27,753                   *
6450 Campbell Drive
Lincoln, Nebraska  68510

Directors and senior officers
as a group (11 persons)..........  1,079,261              25.10%

--------------------------

*     Less than 1%.
(1) Includes 558,555 shares for which Mr. Wallman, Mr. Petersen or Mr. Wright are the record owners and that are subject to the terms of an agreement granting Mr. Gullion voting control over such shares. Also includes 31,888 shares held by the Gold Banc Corporation Inc. Employee Stock Ownership Plan and Trust that are not allocated to individual accounts and over which Mr. Gullion, as Plan Administrator, has voting control.

(2) Includes the 179,516 shares owned by B.J. Dam Investment Company over which Ms. Dam claims beneficial ownership and 38,350 shares held in the Betty J. Dam Trust #1.

(3) Subject to the terms of an agreement granting Mr. Gullion voting control over such shares.

(4) Includes 23,338 shares held in the name of Holyrood Bancshares, Inc. Mr. Bouchey is a director, officer and stockholder of Holyrood Bancshares,
      Inc. Also includes 720 shares owned by children of Mr. Bouchey. Mr. Bouchey disclaims beneficial ownership of 120 shares owned by his adult daughter.

      Mr. Gullion has entered into an agreement with Mr. Wallman pursuant to which Mr. Wallman has granted to Mr. Gullion an irrevocable proxy to vote all shares of Common Stock (other than any director qualifying shares) owned or subsequently acquired by Mr. Wallman. The agreement also grants to Mr. Gullion: (i) a 180-day first right of refusal in the event
      Mr. Wallman receives a bona fide offer from a third party to purchase some or all of the shares of Common Stock held by Mr. Wallman or certain permitted transferees to whom Mr. Wallman may transfer shares; and (ii) in the event Mr. Wallman dies, a 180-day option to purchase some or all of the shares of Common Stock held by Mr. Wallman or certain permitted transferees to whom Mr. Wallman may transfer shares. This agreement terminates on the earlier to occur of: (i) the date Mr. Gullion ceases to be President, Chairman and/or Chief Executive Officer of the Company; or (ii) six months after Mr. Wallman's death.

      Mr. Gullion has also entered into an agreement with Mr. Wright and Mr. Petersen pursuant to which Mr. Wright and Mr. Petersen have granted to Mr. Gullion an irrevocable proxy to vote all shares of Common Stock owned or subsequently acquired by Mr. Wright or Mr. Petersen. Such proxy continues until the earlier of: (i) the death of Mr. Gullion; (ii) the date Mr. Gullion ceases to be President, Chairman and/or Chief Executive Officer of the Company; or (iii) termination of the agreement as described below. The agreement grants to Mr. Gullion a 90 day first right of refusal in the event either Mr. Wright or Mr. Petersen receives a bona fide offer from a third party to purchase, or proposes to sell on the public market, some or all of the shares of Common Stock held by such individual or by certain permitted transferees to whom such individual may transfer shares. The agreement also grants to Mr. Wright and Mr. Petersen a 90 day first right of refusal in the event Mr. Gullion receives a bona fide offer from a third party to purchase, or proposes to sell on the public market, some or all of the shares of Common Stock held by Mr. Gullion or certain permitted transferees to whom Mr. Gullion may transfer shares. The agreement terminates in 2006.

ITEM 1 - ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, elected for terms of three years and until their successors are elected and qualified. Two Class I directors are to be elected at the Annual Meeting. The proxies named in the accompanying proxy intend to vote for the election of Keith E. Bouchey and William F. Wright. In the event Mr. Bouchey or Mr. Wright should become unavailable for election, which is not anticipated, the proxies will be voted for such substitute nominee as may be nominated by the Board of Directors. The two nominees for election as Class I directors who receive the greatest number of votes cast for election of directors at the meeting, a quorum being present, shall be elected directors of the Company. Abstentions, broker nonvotes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes.

INFORMATION CONCERNING NOMINEES

     The following table sets forth information with respect to the nominees to the Board of Directors.

CLASS I - TERM EXPIRING 1997


Name              Age   Principal Occupation and Five-Year Employment History
----------------- ---   -----------------------------------------------------

Keith E. Bouchey   46   Mr. Bouchey was elected to the Board of Directors of
                        the Company on May 30, 1996. He has served as the Executive Vice President, Chief Financial Officer,
                        Treasurer and Corporate Secretary of the Company since joining the Company in November 1995. Prior to joining the Company, Mr. Bouchey had been, since August 1977, a principal of GRA, Thompson, White & Company, P.C., a regional bank accounting and consulting firm, where he served on the executive committee and as the managing director of the firm's regulatory services practice.

William F. Wright  54    Mr. Wright was elected as a director of the Company on
                         May 30, 1996. Previously he had served as an advisor to the Board of Directors. Mr. Wright has served as the Chairman of the Board and the Chief Executive
                         Officer of Amcon Corporation, a wholesale distributor of beer and wine, since 1978.


The Board of Directors recommends a vote "FOR" each of the nominees listed above.

INFORMATION CONCERNING DIRECTORS CONTINUING IN OFFICE

     The following tables set forth information with respect to the directors who are continuing in office for the respective periods and until their successors are elected and qualified.

Class II - Term Expiring 1998


Name                Age   Principal Occupation and Five-Year Employment History
------------------  ---   ----------------------------------------------------

D. Michael Browne   44    Mr. Browne has served as a director of the Company
                          since November 1989. He has been the Chairman and Chief Executive Officer of Mike Browne International
                          LTD, a direct marketing advertising agency, since]
                          1987.

Class III - Term Expiring 1999

Name                Age   Principal Occupation and Five-Year Employment History
------------------ ---   -----------------------------------------------------

Michael W. Gullion  42   Mr. Gullion has served as Chairman of the Board of
                         Directors, President and Chief Executive Officer of the Company since inception of the Company.
                         Mr. Gullion is the son-in-law of William Wallman.

William Wallman     73    Mr. Wallman was elected to the Board of Directors of
                          the Company in November 1989.  For more than five
                           years Mr. Wallman has been the President and owner of
                          Wallman Chrysler-Plymouth, Inc., a car dealership located in Beatrice, Nebraska. Mr. Wallman is the father-in-law of Mr. Gullion.

     In addition to the members of the Board of Directors set forth above, Allen
D. Petersen serves in an advisory capacity to the Board of Directors with the privilege of attending and participating in meetings, but without the power to vote on proposals considered by the Board of Directors. Mr. Petersen has also been appointed to the Compensation Committee of the Board of Directors. Mr. Petersen serves at the discretion of the entire Board of Directors. For more than five years Mr. Petersen has been the Chairman and Chief Executive Officer of American Tool Companies located in Chicago, Illinois.

INFORMATION CONCERNING SENIOR OFFICERS

     The Company's principal assets consist of three subsidiary banking institutions, Exchange National Bank, Citizens State Bank and Trust Company and Provident Bank, f.s.b. Each of the foregoing institutions is wholly owned by the Company. The following table describes the persons who are the senior officers of the foregoing institutions.

Name                     Age
-----------------------  ---
Marc J. Degenhardt       35   Mr. Degenhardt has served as President of Exchange
                             National Bank since September 1996. Prior to his appointment as President, Mr. Degenhardt was the Executive Vice President of Exchange National
                             Bank, a position he held since 1991. He was Senior Vice President of Exchange Bank of Schmidt and Koester immediately prior to its participation in the merger which formed Exchange National Bank in November 1991.

Richard B. Erwin        50    Mr. Erwin joined Citizens State Bank and Trust
                              Company in 1982 and has served as the President of that bank since June 1988.

John R. Wray            53   Mr. Wray has served as the President and Chief
                             Financial Officer of Provident Bank, f.s.b. since
                             April 1996.  He served as Vice Chairman of
                             Provident Bank, f.s.b. from October 1995 to March
                              1996.  Prior to his affiliation with the Company,
                             Mr. Wray was the President of St. Joseph Banking
                              Center, First Bank of Missouri where he had served
                             since December 1993 and the President and Chief
                             Executive Officer of the Bank of St. Joseph from
                             October 1987 through December 1993.

John C. Waters          51   Mr. Waters has served as the Executive Vice
                             President of the Exchange National Bank--Shawnee branch location since February 1995. He was Vice
                             Chairman of the Board of Mark Twain Bank of Kansas from 1993 through February 1995. Mr. Waters was the President of First National Bank, Shawnee,
                             Kansas from 1986 through 1993.

Charles N. Van Zante    50   Mr. Van Zante has served as the Executive Vice
                             President of the Exchange National Bank--Leawood branch location since June 1996. Prior to that time, Mr. Van Zante was involved in the commercial lending and administrative activities at the
                              Mercantile Bank organization in Kansas, and at the Mid-American Bank from 1989 until its acquisition by Mercantile Bank. Earlier, he served as President and Chief Executive Officer of United
                             Missouri Bank South for seven years.

John R. Price          39   Mr. Price has served as a Vice President of the
                            Company and Senior Vice President of Exchange
                            National Bank since November 1992. Prior to joining the Company, Mr. Price was employed by the Farmers Home Administration division of the United
                            States Department of Agriculture, where he served as the Kansas State Director since November 1989.

COMMITTEES OF THE BOARD OF DIRECTORS

     The standing committees of the Board of Directors consist of an Audit Committee, Compensation Committee and Nominating Committee.

     The Audit Committee consists of Messrs. Browne and Wallman. The Audit Committee annually makes recommendations to the Board regarding the appointment of independent auditors of the Company and reviews the scope of audits.

     The Compensation Committee consists of Messrs. Browne and Wright and Allen
D. Peterson. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding compensation arrangements with the executive officers of the Company.

     The Nominating Committee consists of Messrs. Gullion, Bouchey and Wright. The Nominating Committee nominates persons as candidates to fill vacancies on the Board of Directors. The Nominating Committee will consider stockholder nominees to the Board of Directors. Stockholders may nominate persons to serve on the Board of Directors by following the procedures set forth in the Company's Amended and Restated Bylaws. The Company has entered into employment agreements with Messrs. Gullion and Bouchey which require the Nominating Committee to renominate them to the Board of Directors throughout the term of their employment agreements.

     During the 1996 fiscal year, the Board of Directors met seven times, the Audit Committee met three times, the Compensation Committee met three times and the Nominating Committee met one time. Each of the directors attended at least seventy-five percent of the meetings of the Board of Directors. Each of the members of the committees of the Board of Directors attended all of the meeting of the committees on which they served.

COMPENSATION OF DIRECTORS

     Non-employee directors of the Company in 1996 received $3,000 for serving on the Board of Directors. In addition, the Company reimburses directors for expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Employees of the Company receive no additional compensation for serving as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1996, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board's Compensation Committee, nor did any current or past officers of the Company serve on the Compensation Committee.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors of the Company is responsible for reviewing and approving policies, practices and procedures relating to executive compensation and the establishment of employee benefit plans. The overall goal of the Compensation Committee is to attract and retain strong management and to base incentive compensation on both individual performance and overall Company success. The key elements of the Company's executive compensation package in 1996 were base salary and annual bonuses.

     The base salary of each executive officer, other than the chief executive officer ("CEO") and chief financial officer ("CFO"), is determined by a subjective process of negotiation and evaluation of performance involving the officer, the CEO and the Compensation Committee. The base salary of the CEO and CFO were originally determined by negotiation between such persons and the Compensation Committee in April 1996, resulting in three-year employment contracts between the Company, the CEO and CFO.

     Incentive stock and stock related awards may be granted by the Company to eligible employees under the Company's 1996 Equity Compensation Plan (the "Plan"). The incentive awards granted, if any, will be determined by the Compensation Committee after considering subjective criteria such as the employee's performance, the employee's value to the Company and the use of such incentive compensation at other companies. No incentive awards have been granted by the Compensation Committee pursuant to the Plan.

                                EXECUTIVE COMPENSATION

     The table below sets forth information concerning the annual and long-term compensation paid to the Chief Executive Officer and all other employees of the Company whose compensation exceeded $100,000 during the last fiscal year.

                          Summary Compensation Table

                                                   Long Term
                                                  Compensation
                                                     Awards
                                                  -----------
                      Annual Compensation          Securities
                                                   Underlying
Name and                                            Options/      All Other
Principal                                            SARs(#) Compensation($)(1)
Position            Year     Salary($)   Bonus($)
------------------- -------  ---------   --------   ----------   ------------

Michael W. Gullion  1996     $186,000    $165,000    None        $15,923
  President and     1995     $156,000    $165,000    None        $ 9,587
  Chief Executive   1994     $150,000    $150,000    None        $ 4,670
  Officer

Keith E. Bouchey    1996(2)  $156,000        -0-     None        $ 3,933
  Executive Vice
  President, Chief
  Financial Officer,
  Treasurer and
  Corporate Secretary

-------------------
(1) Consists of contributions to the Company's Employee Stock Ownership Plan, personal use of Company-owned automobile, and country club membership dues.
(2)   Mr. Bouchey became an executive officer of the Company in November 1995.

EMPLOYMENT CONTRACTS

     Messrs. Gullion and Bouchey (the "Executives") have entered into employment agreements with the Company (each an "Agreement"). The terms of the Agreements are three years (automatically renewed on the anniversary date of the Agreements unless either party gives notice of its intention not to renew) and provide that Mr. Gullion will be the Chairman, Chief Executive Officer and President and
Mr. Bouchey will be Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of the Company. Throughout the employment period, each of the Executives will be nominated by the Board of Directors for directorships and the base compensation of the Executives and their opportunity to earn incentive compensation will be at least as great as in existence prior to the effectiveness of the Agreements. An Executive may be terminated for "cause" only (as defined in the Agreement). An Executive may terminate the Agreement for "good reason" which is defined as a material breach of the Agreement by the Company. The death or disability of an Executive automatically terminates the Agreement.

     If the Company terminates the Agreement for cause or the Executive terminates without good reason, neither the Company nor the Executive has any further obligations to the other. If the Company terminates an Executive without cause (as defined in the Agreement), an Executive terminates for good reason (as defined in the Agreement), or a Change in Control (as defined below) of the Company occurs, the Company is obligated to pay the Executive three times the present value of the Executive's long and short-term compensation in place immediately prior to the termination or Change in Control, provided that such benefits cannot exceed an amount that would be subject to federal excise taxes.

     A Change in Control of the Company will be deemed to occur upon (i) the hostile replacement of at least the majority of the Board of Directors, (ii) a person acquiring 25% or more of the shares or voting power of the stock of the Company, provided such person is not an existing director or Executive or relative of such a person or does not acquire such shares or voting rights pursuant to an agreement to which the Executive is a party, or as a result of the acquisition does not become the largest stockholder of the Company, (iii) a merger or sale of substantially all of the assets of the Company or (iv) the occurrence of any other event the Board of Directors determines to be a Change in Control.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

     Certain of the officers, directors and principal stockholders of the Company and its subsidiary banks, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of the Company's banks and it is anticipated such parties will continue to be customers of the banks in the future. Credit transactions with these parties are subject to review by each bank's Board of Directors. All outstanding loans and extensions of credit by the banks to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not and do not involve more than the normal risk of collectability or present other features unfavorable to the banks. The aggregate balance of loans and advances under existing lines of credit to these parties was $6.0 million and $4.0 million at December 31, 1996 and 1995, respectively.

             ITEM 2 - PROPOSAL TO APPROVE AN AMENDMENT TO THE
          COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE
            THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM
            7,500,000 TO 25,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 7,500,000 TO 25,000,000

     The Restated Articles of Incorporation of the Company authorize the issuance of 7,500,000 shares of common stock, $1.00 par value per share, and 7,500,000 shares of preferred stock. As of March 24, 1997, there were 4,300,000 shares of common stock outstanding and no shares of preferred stock outstanding. Of the unissued shares of common stock, 250,000 shares were reserved for issuance pursuant to the Company's equity compensation plan.

     The Board of Directors recommends that the authorized number of shares of common stock be increased from 7,500,000 to 25,000,000 and the authorized number of shares of preferred stock increased from 7,500,000 to 25,000,000. If approved, the first sentence of Article Four of the Company's Restated Articles of Incorporation will be amended to read as follows:

     The total number of shares of stock the Corporation has authority to issue shall be 50,000,000 shares, of which 25,000,000 shares shall be designated Preferred Stock (the "Preferred Stock") and 25,000,000 shares shall be designated Common Stock, par value $1.00 per share (the "Common Stock").

The Board of Directors believes that the increase in the number of authorized shares will provide greater flexibility for the Company to declare stock dividends or stock splits, use stock for future acquisitions, raise equity capital, or to use the additional shares for other general corporate purposes.

     The affirmative vote of the holders of a majority of the shares of the common stock outstanding and entitled to vote at the annual meeting is required to approve the amendment to the Restated Articles of Incorporation. Abstentions and broker nonvotes will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

        ITEM 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP has been recommended by the Audit Committee of the Board of Directors for reappointment as the independent auditors for the Company. KPMG Peat Marwick LLP was the independent auditors for the Company for the year ended December 31, 1996. The firm is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. Subject to stockholder approval, the Board of Directors has appointed this firm as the Company's independent auditors for the year 1997.

     Representatives of the firm are expected to attend the 1997 annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year 1997 will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the annual meeting. Abstentions and broker nonvotes will have the same effect as votes against the proposal. In the event stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                          CHANGE IN ACCOUNTANTS

     In November 1995, the Company retained Keith E. Bouchey, a principal of GRA Thompson, White & Company, P.C. ("GRA Thompson") to serve as its Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary. At the time of his employment by the Company, GRA Thompson served as the Company's independent certified public accountants. In view of the Securities and Exchange Commission's rules dealing with the independence of accountants, the Board of Directors of the Company retained KPMG to serve as the Company's new independent certified public accountants on April 29, 1996. There were and are no disagreements with GRA Thompson on any matter of accounting principles or practice, financial statement disclosure, or auditing scope and procedure and GRA Thompson's reports on any of the Company's financial statements have not contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers and shareholders holding more than ten percent of the outstanding stock of the Company are required to report their initial ownership of stock and any subsequent change in such ownership to the Securities and Exchange Commission and the Company. Specific time deadlines for the 16(a) filing requirements have been established by the Securities and Exchange Commission.

     To the Company's knowledge, all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent holders were satisfied during the fiscal year ended December 31, 1996, except that one report relating to the initial reporting of shares owned by William F. Wright and one report relating to the acquisition of shares by Keith E. Bouchey were filed later than required.

                                 OTHER BUSINESS

     As of the date of this proxy statement, management knows of no other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                      PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the next annual meeting must be received by the Company no later than November 25, 1997, in order to be considered for inclusion in the proxy statement relating to that meeting.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                KEITH E. BOUCHEY
                                Corporate Secretary

Dated:  March 24, 1997
Leawood, Kansas

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PROXY                                                                    PROXY

                            GOLD BANC CORPORATION, INC.

             This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Michael W. Gullion as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Gold Banc Corporation, Inc. the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 30, 1997, or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED PREPAID ENVELOPE.

               (Continued and to be signed on the reverse side)

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
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                         GOLD BANC CORPORATION, INC.
     PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

The Board of Directors recommends a vote FOR election of the following nominees:






1.   ELECTION OF DIRECTORS --

                                 FOR   WITHHOLD   FOR ALL (Except Nominee(s)
                                                           written below)
Nominees:  Keith E. Bouchey and  /__/  /__/       /__/ _____________________
           William F. Wright

The Board of Directors recommends a vote FOR the following proposals:

2. Approval of an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock

     FOR            AGAINST             WITHHOLD

     /__/           /__/                /__/

3. Ratification of the selection of KPMG Peat Marwick LLP as the Company's accountants

     FOR            AGAINST             WITHHOLD

     /__/           /__/                /__/

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and all matters incident to the conduct of the meeting

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the nominees for director listed, FOR the amendment to the Restated Articles of Incorporation and FOR the selection of KPMG Peat Marwick LLP as the Company's accountants.

                                  Dated:  ________________, 1997

                                  Signature(s)________________________________

     Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
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